EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Barry Quiroz, Acting Principal Executive Officer and Acting Principal Accounting Officer of Mexoro Mineral Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Annual Report on Form 10-KA of the Company for the fiscal year ended February 28, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 25, 2009

/S/ Barry Quiroz

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Name:   Barry Quiroz

Acting Principal Executive Officer and Acting Principal Accounting Officer